UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☑	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen Municipal Income Fund, Inc. (NMI)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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4)	Date Filed:

NUVEEN CLOSED END FUNDS
IMPORTANT NOTICE:
ANNUAL MEETING OF SHAREHOLDERS ADJOURNED UNTIL
August 31, 2011
Dear Shareholder:
We recently sent you proxy materials concerning important proposals affecting your fund(s), which were considered at the Annual Shareholders Meeting held on Monday, July 25, 2011. The meeting has been adjourned in order to allow more time for shareholders to cast their votes. The meeting will reconvene on August 31, 2011 at 2:00 p.m., Central time at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, IL. This letter was sent because you held shares in one or more of the funds on the record date and we have not received your vote.
YOUR FUND’S BOARD RECOMMENDS YOU VOTE “FOR” EACH OF THE PROPOSALS
YOUR VOTE IS VERY IMPORTANT
VOTING NOW HELPS AVOID UNNECESSARY COMMUNICATIONS WITH SHAREHOLDERS
AND ELIMINATES PHONE CALLS
Please vote using one of the following options:
1.	VOTE ONLINE

Log on to the website listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

3.	VOTE BY MAIL

Complete, sign and date the enclosed proxy card(s), then return them in the enclosed postage paid envelope.
The proxy materials we sent you contain important information regarding the proposals that you and other shareholders are being asked to consider. Please read the materials carefully. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, each fund’s proxy solicitor, toll free at 1-866-434-7510.
Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.
27663_ADJ1

From Address: NuveenInvestments@proxydirectmail.com
Reply to Address: internetresponse@computershare.com
Subject line: Nuveen Funds Annual Meeting of Shareholders
Email Text:
Dear Shareholder:
You’re receiving this email because you consented to receive your proxy materials over the Internet. This e-mail provides the information you will need to view the Proxy Statement and Adjournment Notice online, access your proxy card and vote your shares.
We recently sent you proxy materials concerning important proposals affecting your fund(s), which were considered at the Annual Shareholders Meeting held on Monday, July 25, 2011. The meeting has been adjourned in order to allow more time for shareholders to cast their votes. The meeting will reconvene on August 31, 2011 at 2:00 PM Central time at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, IL. This email was sent because you held shares in one or more of the funds on the record date and we have not received your vote.
YOUR FUND’S BOARD RECOMMENDS YOU VOTE “FOR” EACH OF THE PROPOSALS.
YOUR VOTE IS VERY IMPORTANT. VOTING NOW HELPS AVOID UNNECESSARY COMMUNICATIONS WITH SHAREHOLDERS AND ELIMINATES PHONE CALLS.
View or download the Proxy Statement:
http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx
View or download the Adjournment Notice:
https://www.proxy-direct.com/nuv22663
Vote Your Proxy
Online voting is convenient. You may vote your proxy by clicking on the link(s) provided below.
Fund: xxxxxx.
Control Number: xxxxxxxxxxxxxx
Security Code: xxxxxxxx
Click Here to Vote
Fund: xxxxxx.
Control Number: xxxxxxxxxxxxxx
Security Code: xxxxxxxx
Click Here to Vote
You can also go to https://www.proxy-direct.com and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually for your vote to be captured on all accounts.
Please cast your vote before August 31, 2011 to ensure your instructions are received in time for the meeting.
To view, cancel or change your enrollment profile, please go to
http://www.nuveen.com/Home/AccountAccess/Resources/EReports.aspx and follow the instructions carefully.
Thank you for consenting to receive your proxy materials over the Internet.
Nuveen Investments